SECURITIES AND
                     EXCHANGE
                     COMMISSION
                     Washington, D.C.
                     20549

                            FORM 8-K
                         CURRENT
REPORT
Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934
Date of Report (Date of earliest event reported):
August 11, 1999


                 Electrosource, Inc.
    (Exact name of registrant as specified in its
                      charter)


      Delaware              0-16323             74-
2466304
  (State or other      (Commission File       (IRS
Employer
  jurisdiction of           Number)
Identification No.)
   incorporation)
       2809 IH 35 South                      78666
       San Marcos, Texas
(Zip Code)
(Address of principal executive
           offices)


Registrant's telephone number, including area


code: (512) 753-6500














                        Page 1 of 4 Pages

         An Exhibit Index appears on page 3





Item 5.  Other Events

       On   August  11,  1999,  the  Electrosource,
Inc.   (the
"Registrant") Board of Directors accepted the
resignation of  its accounting  audit firm, Ernst &
Young, L.L.P. The Registrant  has filed      a  press
release relating to these changes in management under cover of this Current Report on Form 8-K.


SIGNATURES

      Pursuant to the requirements of the Securities
Exchange Act
of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
ELECTROSOURCE, INC.


By:  /s/ Donald C. Perriello
Donald C. Perriello
Chief Accounting Officer
Vice President, Finance

Date:     August 20, 1999
EXHIBITS
Exhibit                                           Page
Number
1            Press release relating to            4
         resignation of Ernst & Young, L.L.P.

 Electrosource, Inc.
     2809 Interstate  35 South, San Marcos, Texas
78666-5930 USA
     Tel:  512-753-6500   Fax:  512-353-3391
www.electrosource.comManufacturers of the HORIZONr C2M

Battery

                  ELECTROSOURCE  NEWS

        ELECTROSOURCE, INC. ANNOUNCES MANAGEMENT
CHANGE,
        SECOND QUARTER 1999 OPERATING RESULTS
    AND RESIGNATION OF ERNST & YOUNG AS AUDITORS

      San  Marcos, Texas (August 12, 1999) -
ELECTROSOURCE,  INC. (Nasdaq:  ELSI) ("the Company")
today announced that Mr. Benny E. Jay  has  been
elected  by the Board of Directors  to  serve  as
President,   Chief   Executive  Officer  and   a
Director   for
Electrosource, Inc., effective August 16, 1999.

Its first official employee, Mr. Jay has been with Electrosource since its inception in 1987. He has served in numerous technical, marketing and management capacities, and is a key contributor to the development of the Company's Horizonr battery.
He has been instrumental in introducing that technology to a variety of customers worldwide.

Mr.  Jay's  election  follows the promotion  of  Mr.
William  F. Griffin,   Electrosource's  former
President,  Chief   Executive Officer  and  Chairman
of the Board, to a senior position within the Kamkorp Group, the Company's majority shareholder. Mr. Griffin will remain on the Electrosource Board of Directors. In the near term, he will continue to serve the Company in an advisory capacity. The Board also approved increasing the number of directors from eight to nine. These actions were taken at a meeting of the Board of Directors on Tuesday, August 10, 1999.

The Company also announced its operating results for the second quarter and six months ended June 30, 1999:

Net   loss  for  the  three  months  ended  June  30,
1999,  was
($991,668),  or  ($0.10) per share, compared  to  net
income  of $1,411,923 (which included an
extraordinary gain), or  $0.27  per
share,  for the same period in 1998. Net loss for the
six  months
ended  June  30,  1999 was ($2,176,487), or  ($0.24)
per  share, compared to ($1,144,399) or ($0.24) per
share for the same period in 1998. The 1998 second
quarter results include an extraordinary gain              from  the  early
extinguishment  of  debt  of  $3,532,045
resulting  from  an  agreement reached with Corning
Incorporated ("Corning") in which the Company retired the full $6,293,000 in Convertible Notes
Payable and accrued interest owed to Corning in exchange for $1,500,000 in cash.

Revenue  for  the three months ended June 30, 1999
was  $423,324 compared to $328,574 for the same
period in 1998, a 29% increase. Revenue  for  the
six months ended June 30,  1999  was  $795,040
compared to $632,148 for the same period in 1998, a 26% increase.





ELECTROSOURCE, INC.
Summary Statements of Operations (Unaudited)

                        Three Months Ended   Six
Months Ended
                        June 30,             June 30,
                        1999       1998      1999       1998
Revenues                $423,324   $328,574  $795,040   $632,148
Costs and Expenses      1,414,992  2,448,696
2,971,527  5,308,59
                                                        2
Loss before             (991,668)  (2,120,12
(2,176,48  (4,676,4
extraordinary gain                 2)        7)         44)
Extraordinary gain      -          3,532,045 -          3,532,04
                                                        5
Net income (loss)       $(991,668  $1,411,92
$(2,176,4  $(1,144,
                        )          3         87)        399)
Net income (loss) per   $(0.10)    $0.27     $(0.24)    $(0.24)
common share
Average common shares   9,576,301  5,164,202
9,122,280  4,851,10
outstanding                                             5


      Ernst & Young, L.L.P., the Company's auditors for fiscal years 1987 through 1998, resigned effective August 11, 1999. The Company is in discussion with a number of regional auditing firms to replace Ernst & Young, and expects to appoint new auditors by the end of the third quarter.

      Electrosource, headquartered in San Marcos,
Texas, designs, manufactures  and  markets
proprietary  advanced  energy  storage technologies
and  systems.  Additional  information  about   the
Company is located on the internet at
www.electrosource.com.

                       #  #  #

       This  release  contains  forward-looking
statements  that involve  risks  and  uncertainties.
Actual results  could  differ materially  from those
discussed in this release.  Risks  include financial
risks,   development  risks,   manufacturing risks,
uncertainty   of   market  acceptance,  delay  in
shipment   or cancellation of orders, customer
reorganization, as well as other risks that are detailed from time to time in the company's
Securities and Exchange Commission filings.

SOURCE  Electrosource, Inc.
Contact:  Benny E. Jay of Electrosource, Inc.
512-753-6500